UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2022

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33961	20-0953973

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 309-7700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HIL	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

SUPPLEMENTAL DISCLOSURE TO DEFINITIVE PROXY STATEMENT

The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplement differs from or updates information contained in the Definitive Proxy Statement, the information in this supplement shall supersede the information in the Definitive Proxy Statement. All page references are to pages of the Definitive Proxy Statement, and all terms used below, unless otherwise defined, shall have the meanings set forth in the Definitive Proxy Statement.

The following disclosure is added after the first full paragraph on page 8:

On October 19, 2022, an additional lawsuit captioned Brian Dixon v. Hill International, Inc. et al., Case No. 1:22-cv-01374, was filed in the United States District Court for the District of Delaware, and on October 21, 2022, another lawsuit captioned Sean Riley v. Hill International, Inc. et al., Case No. 1:22-cv-08983, was filed in the United States District Court for the Southern District of New York (the “Additional Complaints”). The Additional Complaints contain substantially similar allegations and claims for relief as the Stein Complaint. The Company and the Company Board believe that the claims asserted in the Additional Complaints are without merit.

The following disclosure is added as the last sentence in the second full paragraph on page 22:

The confidentiality agreement contained a standstill provision and a customary “don’t ask/don’t waive” provision prohibiting GISI from requesting that the Company amend or waive the standstill provisions. All executed confidentiality agreements with other potential acquirers contained similar “don’t ask, don’t waive” provisions and none of such confidentiality agreements prohibited the making of any confidential, non-public proposals to the Company Board for a potential transaction with the Company.

The following disclosure is added as the last sentence in the last full paragraph on page 35:

To Hill’s knowledge, during the negotiations between Hill and GISI, no commitments were made for continued employment of any member of Hill executive management.

The following disclosure is added after the third sentence in the last paragraph on page 35:

Representatives of Houlihan Lokey disclosed to the Company Board that Houlihan Lokey has provided valuation services to GISI in the past, that the members of the team advising the Company in connection with the merger were not involved in the delivery of such services to GISI, and that Houlihan Lokey was not representing GISI in connection with the merger.

The following disclosure replaces in its entirety the table on page 43: under “Selected Companies Analysis”:

Company	Enterprise Value LTM		Enterprise Value 2022E		Enterprise Value 2023E
AECOM	13.2	x	13.0	x	12.0	x
Bureau Veritas SA	14.1	x	11.7	x	11.0	x
Fluor Corporation	9.1	x	7.1	x	6.7	x
Jacobs Engineering Group Inc.	14.2	x	14.4	x	13.1	x
KBR, Inc.	15.1	x	13.5	x	11.7	x
NV5 Global, Inc.	18.7	x	16.1	x	15.1	x
RPS Group plc1	14.9	x	11.4	x	10.8	x
SNC-Lavalin Group Inc.	17.9	x	10.7	x	8.9	x
Stantec Inc.	18.2	x	12.2	x	11.2	x
Worley Limited	13.1	x	12.2	x	10.9	x
WSP Global Inc.	17.9	x	13.2	x	10.8	x
Granite Construction Incorporated	11.8	x	7.6	x	5.2	x
MasTec, Inc.	12.0	x	11.6	x	8.3	x
Matrix Service Company	NMF		NMF		4.9	x
Primoris Services Corporation	7.6	x	6.6	x	5.4	x
Quanta Services, Inc.	17.6	x	15.5	x	14.1	x
Skanska AB	6.2	x	6.7	x	6.7	x
Sterling Infrastructure, Inc.	6.7	x	6.0	x	5.6	x
Tutor Perini Corporation	NMF		NMF		3.5	x

The following disclosure replaces in its entirety the table on page 44: under “Selected Transactions Analysis”:

Date Announced	Target	Acquiror	Transaction Value/ LTM Adjusted EBITDA
8/8/2022	RPS Group plc	WSP Global Inc.	14.7	x
7/25/2022	Infrastructure and Energy Alternatives, Inc.	MasTec, Inc.	9.1	x
6/27/2022	PLH Group, Inc.	Primoris Services Corporation	8.7	x
12/20/2021	Henkels & McCoy Group, Inc.	MasTec, Inc.	8.6	x
11/7/2019	Quantum Spatial, Inc.	NV5 Global, Inc.	13.7	x
9/3/2019	APi Group Inc.	J2 Acquisition Limited	7.8	x
10/21/2018	Energy, Chemicals and Resources Business of Jacobs Engineering	WorleyParsons Ltd.	11.3	x
7/30/2018	Berger Group Holdings, Inc.	WSP Global Inc.	8.9	x
3/28/2018	Willbros Group, Inc.	Primoris Services Corporation	NMF
2/14/2018	Layne Christensen Company	Granite Construction Incorporated	14.5	x
12/18/2017	Chicago Bridge & Iron Company	McDermott International, Inc.	NMF
8/2/2017	CH2M HILL Companies, Ltd.	Jacobs Engineering Group Inc.	10.0	x
4/3/2017	WS Atkins plc (nka:WS Atkins Limited)	SNC-Lavalin Group Inc.	10.2	x
3/31/2017	TRC Companies, Inc.	New Mountain Capital, LLC; New Mountain Partners IV, L.P.	13.0	x
3/13/2017	Amec Foster Wheeler plc	John Wood Group PLC	9.6	x
2/28/2017	Capital Services division of CB&I	Veritas Capital	8.3	x
5/23/2016	Wyle Inc.	KBR Holdings, LLC	8.5	x
3/29/2016	MWH Global, Inc.	Stantec Inc.	9.5	x

The following disclosure replaces in its entirety the tables on page 47:

The following table sets forth the estimated amounts of the Net Income, EBITDA and Adjusted EBITDA for the Company for the fiscal year ending December 31, 2022 (amounts may reflect rounding):

($ millions)	2022E
Operating Profit	19.6
Foreign Exchange	-
Other (Income) Expense	0.4
Interest Expense	5.0
Income Tax	7.0
Net Income	7.2
Interest Expense & Income Tax	12.0
Depreciation & Amortization	2.5
EBITDA	21.7
Unrealized Foreign Exchange	-
Stock Compensation	2.2
Brazil	-
South Africa Claims Group Tax	0.08
Libya Collection	-
Other	0.02
Adjusted EBITDA	24.0

The following table sets forth the estimated amounts of the Operating Profit, EBITDA and the Adjusted EBITDA, by region and on a consolidated basis, for the Company for the 2023 and 2024 fiscal years (amounts may reflect rounding):

2023E ($ millions)	Africa	APAC	Europe	Middle East	Americas	Corp	Hill Intl
Operating Profit	11.0	3.2	13.0	11.5	44.0	-	82.8
Back office SG&A	(0.7)	(0.5)	(4.5)	(3.5)	(10.1)	(37.9)	(57.1)
EBIT	10.3	2.7	8.6	8.1	33.9	(37.9)	25.7
Depreciation	0.1	0.1	0.3	0.3	0.5	1.5	2.8
EBITDA	10.4	2.8	8.8	8.4	34.5	(36.4)	28.5
Stock Comp	0.0	-	0.1	0.2	0.2	1.7	2.3
Unrealized FX	-	-	-	-	-	-	-
Other Adjustments	-	-	-	-	-	(0.4)	(0.4)
Adjusted EBITDA	10.4	2.8	8.9	8.6	34.7	(35.1)	30.4

2024E ($ millions)	Africa	APAC	Europe	Middle East	Americas	Corp	Hill Intl
Operating Profit	12.7	3.5	16.3	14.2	50.6	-	97.3
Back office SG&A	(0.7)	(0.5)	(4.7)	(3.6)	(10.6)	(39.8)	(59.9)
EBIT	12.0	3.1	11.6	10.5	40.0	(39.8)	37.4
Depreciation	0.1	0.1	0.3	0.3	0.6	1.6	3.1
EBITDA	12.1	3.1	11.9	10.9	40.6	(38.1)	40.5
Stock Comp	0.0	-	0.1	0.2	0.2	1.8	2.4
Unrealized FX	-	-	-	-	-	-	-
Other Adjustments	-	-	-	-	-	(0.4)	(0.4)
Adjusted EBITDA	12.1	3.1	12.0	11.1	40.8	(36.7)	42.5

Company Unlevered Free Cash Flow

	Projected Fiscal Year Ending December 31,
($ millions)	2022E	2023E	2024E	Terminal Year
Unlevered Free Cash Flow	4.2	14.6	20.5	26.8

The following disclosure is added after the first full paragraph on page 53:

On October 19, 2022, an additional lawsuit captioned Brian Dixon v. Hill International, Inc. et al., Case No. 1:22-cv-01374, was filed in the United States District Court for the District of Delaware, and on October 21, 2022, another lawsuit captioned Sean Riley v. Hill International, Inc. et al., Case No. 1:22-cv-08983, was filed in the United States District Court for the Southern District of New York (the “Additional Complaints”). The Additional Complaints contain substantially similar allegations and claims for relief as the Stein Complaint. The Company and the Company Board believe that the claims asserted in the Additional Complaints are without merit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
October 24, 2022	Title:	Executive Vice President and Chief Administrative Officer